Commitments and Contingencies	12 Months Ended
Dec. 31, 2014
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies

24.	COMMITMENTS AND CONTINGENCIES

Turquoise Hill has, in the normal course of its business, entered into various long-term contracts, which include commitments for future operating payments under contracts for supply of power, drilling, engineering, equipment rentals and other arrangements as follows:

2015	$210,997
2016	174,572
2017	31,747
2018	5
2019 onwards	-

$417,321

Due to the size, complexity and nature of Turquoise Hill’s operations, various legal and tax matters arise in the ordinary course of business. Turquoise Hill accrues for such items when both a liability is probable and the amount can be reasonably estimated. In the opinion of management, these matters will not have a material effect on the consolidated financial statements of the Company.

(a)

On December 16, 2014, United States District Court Judge Lorna G. Schofield dismissed the consolidated putative securities class action lawsuit that had been filed in the Southern District of New York against the Company and certain of its officers and directors in December 2013. The lawsuit sought to recover damages that it claimed were attributable to alleged misstatements about the Company’s financial performance arising from revisions to its recognition of revenue on SouthGobi’s coal sales, as disclosed on November 8, 2013. The plaintiffs did not appeal Judge Schofield’s dismissal by February 9, 2015, the appeal deadline.

(b)

In June 2014, Oyu Tolgoi LLC received a Tax Act (the “Tax Assessment”) from the Mongolian Tax Authority as a result of a general tax audit for the period covering 2010 through 2012. Oyu Tolgoi appealed the full Tax Assessment to the Mongolian Dispute Resolution Council and in September 2014 received a response reducing the amount of tax, interest and penalties claimed to be payable, from the original amount imposed under the Tax Assessment of approximately $127 million, to approximately $30.0 million. Approximately $28.0 million remains subject to dispute. In October 2014, Oyu Tolgoi submitted an appeal of the outcome from the Tax Dispute Resolution Council to the Administrative Appellate Court. Oyu Tolgoi maintains that certain items remaining under dispute are breaches of the Investment Agreement and has reserved its rights to dispute these breaches under the process outlined in the Investment Agreement.

The Company accrues for such matters when both a liability is probable and the amount can be reasonably estimated. The Company believes that Oyu Tolgoi has paid all taxes and charges as required under the Investment Agreement and Mongolian law and in the opinion of the Company at December 31, 2014, an additional provision is not required. The final amount of taxes to be paid depends on a number of factors including the outcome of appeals, negotiation and possible arbitration. Changes in management’s assessment of the outcome of this matter could result in adjustments to the Company’s income statement.